                                                       Deutsche Asset Management

Global Equity Fund--Class A, B and C Shares

Supplement dated March 20, 2002 (Replacing supplement dated March 8, 2002) to the Prospectus dated February 28, 2002

The following replaces the 'Total Returns, After Fees and Expenses' section in the Fund's prospectus:

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing the changes in the Fund's performance year to year. Because the Class A, B and C Shares were first offered on March 30, 2001 and have less than a full calendar year of performance, the following bar chart shows the performance of the Fund's Institutional Class Shares for each full calendar year since the Fund began offering shares to the public on December 29, 2000.

The table compares the average annual returns of the Institutional Class performance, adjusted for the applicable Class A, B or C Shares' maximum sales charges and expenses, with the Morgan Stanley Capital International (MSCI) World Index for the past year and since the Fund's inception. The MSCI Europe Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------

The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweeden, Switzerland, and the United Kingdom.

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


                                                         A Member of the
                                                         Deutsche Bank Group [/]

[Bar Chart]

-------------------------------------------------------
Year-By-Year Returns
Institutional Class
(each full calendar year since inception)
-------------------------------------------------------
2001                                  -21.90
-------------------------------------------------------
For the period shown in the bar chart, the highest return of the Institutional Class shares in any calendar quarter was 9.23% (fourth quarter 2001) and the lowest quarterly return for Institutional Class shares was -17.34% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.

Performance for Periods Ended December 31, 2001


                                                          Average Annual Returns
                                                                 Since Inception
                                      1 Year               (December 29,2000)/1/
--------------------------------------------------------------------------------
Class A Shares Return Before Taxes    -22.20                              -22.10
--------------------------------------------------------------------------------
Class A Shares Return After Taxes     -26.48                              -26.37
on Distributions
--------------------------------------------------------------------------------
Class A Shares Return After Taxes     -16.12                              -21.09
on Distributions and Sale of Fund
Shares
--------------------------------------------------------------------------------
Class B Shares Return Before Taxes    -22.76                              -22.67
--------------------------------------------------------------------------------
Class C Shares Return Before Taxes    -22.76                              -22.67
--------------------------------------------------------------------------------
MSCI Europe Index (reflects no        -16.82                              -16.82
deduction for fees, expenses or
taxes)
--------------------------------------------------------------------------------

/1/MSCI Europe Index performance is calculated from December 31, 2000.

The following replaces Mr. Reiner's information in the 'Portfolio Managers' section:

Robert Reiner, Managing Director, Deutsche Asset Management and Lead Manager of the Fund.

o Joined the investment advisor in 1994.
o Prior experience includes Manager (day-to-day operations) of Standard and Poor's Tokyo office and Senior Financial Analyst at Sandford Bernstein and Co. and Scudder, Stevens & Clark from 1993 to 1994.
o 20 years of investment industry experience.
o BA in international relations and MA from the University of Southern California and MS from Harvard University.

The following sentence replaces the third sentence in the 'Dividends and Distribution' section:

If you invest in a Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

The following sentence is omitted from the 'Buying and Selling Fund Shares' section:

Defined contribution plans with assets of $75 million or more may not purchase Class A Shares.


               Please Retain This Supplement for Future Reference


BT Investment Funds
SUPPBDGEF (03/02)
CUSIPs:  055922579 / 055922561 / 055922553

                                                       Deutsche Asset Management

Global Equity Fund--Institutional Class

Supplement dated March 20, 2002 to the Prospectus dated February 28, 2002

The following sentence replaces the first sentence in the 'Management of the Fund--Investment Adviser' section:

Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ('DeAM, Inc.') with headquarters at 280 Park Avenue, New York, New York, acts as the investment adviser for the Fund.

The following paragraph replaces the fourth paragraph in the 'Management of the Fund' section:

DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $96 billion in assets.

The following sentence replaces the fourth bullet in the 'Portfolio Managers--Robert Reiner' section:

o BA in international relations and MA from the University of Southern California and MS from Harvard University.

The following replaces the 'Minimum Account Investment' section:

Your initial investment must be at least $250,000. There are no investment minimums for subsequent investments.

The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Banc Alex. Brown, Inc. or the Deutsche Asset Management family of funds purchasing shares for the accounts of their investment advisory clients.

o Employee benefit plans with assets of at least $50 million.

o Clients of the private banking division of Deutsche Bank AG.

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

If the value of your account falls below $50,000, for any reason other than a change in market value, the Fund reserves the right to redeem your shares, after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

You may buy Institutional Class shares through any financial institution that is authorized to act as a service agent. You may also buy Institutional Class shares by sending your check (along with a completed application) directly to the Deutsche Asset Management Service Center.


                                                         A Member of the
                                                         Deutsche Bank Group [/]

The following supplements the 'Buying and Selling Fund Shares' section:

Eligibility Requirements

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (eg, a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing shares on behalf of clients and charging an asset-based or hourly fee.

o A client of the private banking division of Deutsche Bank AG.

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or an employee of Deutsche Bank AG and its affiliates, their spouses and minor children.

The following replaces the fourth bullet in the 'Important Information about Buying and Selling Fund Shares' section:

We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks or checks issued by credit card companies or internet companies.

The following bullets are omitted from the 'Important Information about Buying and Selling Fund Shares' section:

We process all sales orders free of charge.

We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

The following bullet replaces the eighth bullet in the 'Important Information about Buying and Selling Fund Shares' section:

We reserve the right to close your account on 60 days' notice if it fails to meet the minimum balance requirements for any reason other than a change in market value.

The following bullet replaces the sixteenth bullet in the 'Important Information about Buying and Selling Fund Shares' section:

The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

The following sentence supplements the 'Important Information about Buying and Selling Fund Shares--Exchange Privilege' section:

We may modify or terminate this exchange privilege upon 60 days' notice.


               Please Retain This Supplement for Future Reference


BT Investment Funds
SUPPBDGEF (03/02)
CUSIPs:  055922579 / 055922561 / 055922553